UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 12, 2006

                                  BUNGE LIMITED
             (Exact name of Registrant as specified in its charter)

          Bermuda                     001-16625               98-0231912
(State or other jurisdiction    Commission File Number     (I.R.S. Employer
     of incorporation)                                   Identification Number)

                  50 Main Street                               10606
             White Plains, New York                         (Zip code)
  (Address of principal executive offices)

                                 (914) 684-2800
              (Registrant's telephone number, including area code)

                                      N.A.
          (Former name or former address, if changes since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01  Regulation FD Disclosure

         On December 12, 2006, Bunge Limited ("Bunge") issued a press release announcing that Alberto Weisser, Chairman and Chief Executive Officer of Bunge, has established a Rule 10b5-1 trading plan to exercise a portion of his employee stock options and sell the resulting shares received from such stock option exercises as part of a personal financial planning strategy for asset diversification and liquidity. The trading plan was established by Mr. Weisser in accordance with guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934 and Bunge's policies regarding transactions in its securities.

         A copy of the press release is attached hereto as Exhibit 99.1. The attached Exhibit 99.1 is furnished in its entirety pursuant to this Item 7.01.


Item 9.01  Financial Statements and Exhibits

         (a) None

         (b) None

         (c) Exhibits

         Exhibit No.            Description
         -----------            -----------

         99.1                   Press Release, dated December 12, 2006

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  December 12, 2006


                                          BUNGE LIMITED


                                          By: /S/ CARLA HEISS
                                              ------------------
                                              Name:  Carla Heiss
                                              Title: Assistant General Counsel

                                    EXHIBITS


Exhibit No.                     Description
-----------                     -----------
  99.1                          Press Release, dated December 12, 2006